                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 4, 2005
                 Date of Report (Dates earliest event reported)

                           NATIONAL AUTO CREDIT, INC.
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                                  1-11601               34-1816760
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
Incorporation or Organization)            File No.)         Identification No.)

                               555 MADISON AVENUE
                                   29TH FLOOR
                               NEW YORK, NY 10022
              (Address of principal executive offices and zip code)

                                 (212) 644-1400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name of former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17CFR240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17CFR240.12e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

     November 3, 2005, the Board of Directors of National Auto Credit, Inc.
("NAC" or the "Company") authorized the amendment of the Company's Certificate of Incorporation and By-Laws by approving the Company's (i) Second Amended and
Restated Certificate of Incorporation and (ii) Second Amended and Restated
By-Laws, in the forms attached hereto as Exhibits 99.1 and 99.2, respectively.
The Company's Second Amended and Restated Certificate of Incorporation will be brought for shareholder approval at NAC's next annual meeting of shareholders.

     The proposed effective date of NAC's Second Amended and Restated
Certificate of Incorporation-- pending approval at NAC's next annual meeting of shareholders-- is the date of such shareholders meeting, currently scheduled to be held in December 2005. The effective date of the Second Amended and Restated
By-Laws was November 3, 2005 the date of its adoption by NAC's Board of
Directors.

Second Amended and Restated Certificate of Incorporation
--------------------------------------------------------

     The following summary description of the proposed changes to NAC's
Certificate of Incorporation should be read in conjunction with the full terms and conditions of the Second Amended and Restated Certificate of Incorporation,
a copy of which is attached as Exhibit 99.1 hereto. The Second Amended and
Restated Certificate of Incorporation proposes to do the following:

     (i)  To change the Company's name from National Auto Credit, Inc. to
          [Pending Approval By Shareholders] (Article I).

     (ii) To modify the stated principal purpose of the Company to reflect the nature of the Company's current operations as follows (Article III):

          "The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General
          Corporation Law of the State of Delaware (the "GCL"). Without limiting the generality of the foregoing, the purpose or purposes for which the
          Corporation is formed are to engage in the business of the full service design, creative development, production, post production editing and transmission, via broadcast satellite videoconferencing, webcasting and traditional on-site presentations of corporate communication, education and training video and other services for use at corporate events and to operate in the movie exhibition industry."

    (iii) To increase the number of authorized shares of the Company's common stock and preferred stock from 40,000,000 and 2,000,000 shares, respectively, to 50,000,000 and 5,000,000 shares, respectively
          (Article IV).

     (iv) To limit the size of the Company's Board of Directors to no less than
          5, nor more than 9, members (Article IX).

     (v)  To update (in concurrence with current Delaware law) and broaden (to the extent permitted under current Delaware law) the Company's indemnification of its directors, officers and employees (Article
          XIV).

Second Amended and Restated By-Laws
-----------------------------------

     In order to settle a derivative and class action entitled Robert Zadra, et al v, James A. McNamara, et al (Index. No. 01-604859) (hereinafter referred to as the "New York Action") that was commenced against NAC and certain of its directors in the Supreme Court of the State of New York, New York County (the
"New York Court"), NAC entered into a November 2004 Amended Stipulation of
Settlement (the "New York Settlement Stipulation"). As a consequence of the New
York Settlement Stipulation, NAC agreed (subject to certain terms and conditions) to, among other things, adopt or implement certain corporate governance procedures or policies, which have been incorporated into the Second
Amended and Restated By-Laws approved by the Company's Board of Directors.

     The summary description presented below of the changes to NAC's By-Laws should be read in conjunction with the full terms and conditions of the Second
Amended and Restated By-Laws, a copy of which is attached as Exhibit 99.2 hereto. The Second Amended and Restated By-Laws effects the following changes to the Company's By-Laws:

     (i)  Limits the size of the Company's Board of Directors to no less than 5, nor more than 9, members (Article III, Section 1).

     (ii) Requires that the composition of the Board of Directions be comprised of a majority of independent directors (Article III, Section3).

    (iii) Eliminates the staggered Board of Directors' elections and three year terms for directors and replaces them with annual elections and one-year terms, respectively (Article III, Section 3).

     (iv) Requires the approval of a majority of independent members of the
          Board of Directors for (A) senior executive compensation and severance arrangements, (B) transactions between the Company and its affiliates and (C) any transaction involving $350,000 or more of aggregate economic value to the Company (Article III, Section 9).

     (v)  Provides for the formation and/or ratification of subcommittees of the
          Board of Directors and the definition of their respective roles and authority. The mandated Board of Directors subcommittees are (i) the
          Compensation and Stock Option Committee, (ii) the Audit Committee and
          (iii) the Corporate Governance and Nominating Committee. Each such subcommittee is required to be composed exclusively of independent directors (Article III, Section 12).

     (vi) Limits non-employee directors' compensation to $15,000 per annum per director plus an additional $10,000 per annum for service on the Audit
          Committee (Article III, Section 13).

     (vii) Updates and broadens the By-Laws' language regarding director, officer and employee indemnification (Article III, Section 14).

    (viii) Provides that salaries of executive officers of NAC shall be established by the Compensation and Stock Option Committee of NAC's
           Board of Directors and shall be subject to the approval of the majority of both (A) the entire Board of Directors and (B) NAC's independent directors (Article V, Section 13).

ITEM 9.01(c) FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibit 99.1. Second Amended and Restated Certificate of Incorporation
          of the Company, adopted by the Board of Directors of the Company on
          November 3, 2005 and approved for submission to the shareholders of the Company for approval at the Company's next annual meeting of shareholders.

     (b)  Exhibit 99.2. Second Amended and Restated By-Laws of the Company,
          adopted by the Board of Directors of the Company on November 3, 2005
          and effective of even date therewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NATIONAL AUTO CREDIT, INC.
                                           (Registrant)

Dated: November 4, 2005                    By:   /s/ James McNamara
       --------------------                      ---------------------------
                                                  James McNamara
                                                  Chief Executive Officer

Dated: November 4, 2005                     By:   /s/ Robert V. Cuddihy, Jr.
       --------------------                       --------------------------
                                                  Robert V. Cuddihy, Jr.
                                                  Chief Financial Officer

                                  EXHIBIT 99.1

                           SECOND AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL AUTO CREDIT, INC.

     National Auto Credit, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of
Delaware (the "GCL"), does hereby certify that:

1. The name of the corporation is National Auto Credit, Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on October 27, 1995.

3. This Second Amended and Restated Certificate of Incorporation, which amends and restates the Corporation's Certificate of Incorporation in its entirety, has been duly adopted in accordance with the provisions of Sections 242 and 245 of the GCL, and the stockholders of the Corporation have voted in favor thereof at an annual meeting of the stockholders held in accordance with the provisions of the GCL. The provisions of the Second Amended and Restated Certificate of
Incorporation are as follows:

                                     * * * *

                                    ARTICLE I
                                      NAME

     The name of this corporation is [Pending Approval By Shareholders] (the
"Corporation").

                                   ARTICLE II
                                REGISTERED OFFICE

     The address of the Corporation's registered office in the State of Delaware is 1209 West Orange Street, City of Wilmington, County of New Castle. The name of the registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III
                                     PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the
State of Delaware (the "GCL"). Without limiting the generality of the foregoing, the purpose or purposes for which the Corporation is formed are to engage in the business of the full service design, creative development, production, post production editing and transmission, via broadcast satellite videoconferencing, webcasting and traditional on-site presentations of corporate communication, education and training video and other services for use at corporate events and to operate in the movie exhibition industry.

     In general, to do everything incidental or conducive to the full accomplishment of the foregoing objects; and to do any and everything necessary and proper to carry on any business authorized hereby, and to any other legitimate business not expressly mentioned herein which is not prohibited by the laws of the State of Delaware or the laws of any other state or jurisdiction in which the Corporation does or may do business; and to exercise all the powers conferred upon a corporation by the laws of the State of Delaware, the above enumerated powers being merely descriptive and not limiting as to any and all powers which the Corporation may be authorized to do and perform under the laws of the State of Delaware.

                                   ARTICLE IV
                               AUTHORIZED CAPITAL

     The Corporation is authorized to issue two classes of capital stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares that the Corporation is authorized to issue is fifty-five million
(55,000,000). Fifty million (50,000,000) shares shall be Common Stock, par value
$0.05 per share, and five million (5,000,000) shares shall be Preferred Stock, par value $0.05 per share.

Section 4A. Common Stock.

            4A.1. General. Subject to the powers, preferences and rights of any
Preferred Stock having any preference priority over, or rights superior to, the
Common Stock and except as otherwise provided by law and this Article, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation and each share of Common
Stock shall be entitled to one vote. Except as otherwise provided by the GCL or this Certificate of Incorporation, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

            4A.2. Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders
(including without limitation in the election of directors of the Corporation).
There shall be no cumulative voting.

            4A.3 Number. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section
242(b)(2) of the GCL.

            4A.4 Dividends. Dividends may be declared and paid on the Common
Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation (the "Board of Directors"), subject to any preferential dividend rights of any then outstanding Preferred Stock.

            4A.5 Liquidation. Upon the dissolution or liquidation of the
Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to participate ratably in all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

Section 4B. Preferred Stock.

            4B.1. General; Fixing of Preferences, Rights and Number of a Series.
The shares of Preferred Stock may be issued as a class without series, or if so determined from time to time by the Board of Directors, either in whole or in part in one or more series, each series to be expressly designated by distinguishing number, letter, or title prior to the issue of any shares thereof. The shares of Preferred Stock, and each series thereof, may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, liquidation, optional, or other special rights and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. There is hereby expressly granted to the Board of Directors the authority to fix or alter the dividend rights, dividend rates, dividend preferences and participations, conversion rights, voting rights, rights, and terms of redemption (including sinking fund provisions), the redemption price or prices, the rights and preferences in the event of voluntary or involuntary liquidation, dissolution or winding up of the
Corporation or upon any distribution of assets by the Corporation and any other special rights, qualifications, limitations on and restrictions of, any wholly unissued class or series of shares of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. Subject to the prior and superior rights of the Preferred Stock set forth in any resolution or resolutions of the Board of Directors providing for the initial issuance of any particular series of Preferred Stock, the holders of Preferred Stock shall not be entitled to participate in dividends
(payable in cash, stock, or otherwise) as may be declared by the Board of
Directors of the Corporation to be payable on the Common Stock.

            4B.2. Voting. Except to the extent otherwise provided in the resolution or resolutions of the Board of Directors providing for the initial issue of shares of Preferred Stock or a particular series thereof, Preferred
Stock shall be entitled to vote for each share thereof so held share for share with the holders of the Common Stock without distinction as to class, and shall not be entitled to vote separately as a class or series of a class.

            4B.3. Number. The number of shares of Preferred Stock authorized to be issued may be increased or decreased from time to time (but not below the number of shares of Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote, and the holders of the Preferred Stock shall not be entitled to vote separately as a class or series of a class on any such increase or decrease.

                                    ARTICLE V
                              NO PREEMPTIVE RIGHTS

     Except to the extent otherwise provided in the resolution or resolutions of the Board of Directors providing for the initial issue of shares of a particular series of Preferred Stock, no holder of stock of the Corporation of any class shall have any preferential, preemptive or other right to subscribe for or to purchase from the Corporation any stock of the Corporation of any class, whether or not now authorized, or to purchase any bonds, certificates of indebtedness, debentures, notes, obligations or other issue whether or not the same shall be convertible into stock of the Corporation of any class, or shall entitle the owner or holder to purchase stock of the Corporation of any class.

                                   ARTICLE VI
                               SECTION 203 OF GCL

Section 6A. General.

     Any merger or consolidation of the Corporation with or into any other corporation, or any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation to or with any other corporation, person or other entity, with respect to which any stockholder vote or consent is required under the GCL, shall require the affirmative vote of the holders of [at least two-thirds (2/3)] of each class of stock outstanding and entitled to vote at any meeting of the stockholders. Such affirmative vote shall be required notwithstanding the fact that some lesser percentage may be specified by the GCL or otherwise. This Article VI may not be altered, added to, amended or repealed except by the affirmative vote the holders of [two-thirds
(2/3)] in interest of each class of stock outstanding entitled to vote at a meeting called for said purpose, provided notice of the proposed alteration, addition, amendment or repeal shall have been given in the notice of such meeting of stockholders.

Section 6B. Business Combinations with Interested Stockholders.

     The Corporation hereby elects to be governed by Section 203 of the GCL.

                                   ARTICLE VII
                     STOCKHOLDER ACTION; CORPORATION'S BOOKS

     Stockholders of the Corporation shall take action by (i) meetings held pursuant to this Certificate of Incorporation and the By-Laws or (ii) written consent in lieu a meeting pursuant to the provisions of Section 228 of the GCL and Article II, Section 10 of the Corporation's By-Laws. Meetings of
stockholders may be held within or without the State of Delaware, as the By-Laws may provide. Special meetings of the stockholders, for any purpose or purposes, may be called by the Chairman of the Board of Directors or such other officers of the Corporation as the By-Laws shall provide, and shall be called upon the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the

entire capital stock of the Corporation issued and outstanding and entitled to vote. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the
By-Laws of the Corporation.

                                  ARTICLE VIII
                               PERPETUAL EXISTENCE

           The Corporation is to have a perpetual existence.

                                   ARTICLE IX
                    MANAGEMENT OF BUSINESS OF THE CORPORATION

The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board of Directors, of which there shall be not less than five (5) nor more than nine (9) members, as may be determined from time to time by resolution of the Board of Directors and in accordance with the provisions of the Corporation's By-Laws.

                                    ARTICLE X
                              AMENDMENT OF BY-LAWS

In furtherance and not in limitation of the powers conferred by statute, the
Board of Directors is expressly authorized to adopt, amend, alter or repeal the
By-Laws of the Corporation. Such power of the Board of Directors shall not divest the stockholders of the power, nor limit their power to adopt, amend, alter or repeal the By-Laws of the Corporation.

                                   ARTICLE XI
                                    CREDITORS

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the
Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of the
GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of the GCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs.

     If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                   ARTICLE XII
                              REDEMPTION OF SHARES

     The Corporation may purchase, from time to time, and to the extent permitted by the GCL, shares of any class of stock issued by it. Such purchases may be made either in the open market or at private or public sale, and in such manner and amounts, from such holder or holders of outstanding shares of the
Corporation and at such prices as the Board of Directors shall from time to time determine, and the Board of Directors is hereby empowered to authorize such purchases from time to time without any vote of the holders of any class of shares now or hereafter authorized and outstanding at the time of any such purchase, subject to the provisions of the By-Laws of the Corporation.

                                  ARTICLE XIII
                           RELATED PARTY TRANSACTIONS

     Any director or officer of the Corporation shall not be disqualified by his office from dealing or contracting with the Corporation as a vendor, purchaser, employee, agent, lessor, lessee or otherwise.

     No transaction contract or other act of the Corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer, or any firm or corporation in which such director or officer is a member or is a shareholder, director or officer, is in any way interested in such transaction, contract or other act provided (i) the fact that such director, officer, firm or corporation is so interested shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such transaction, contract or other act shall be taken; and (ii) no other approval for such transaction is required under the Corporation's By-Laws; nor shall any such director or officer be accountable or responsible to the Corporation for or in respect of any such transaction, contract or other act of the Corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation of which is a shareholder, director or officer is interested in such transaction, contract or other act;
and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize or take action in respect of any such transaction, contract or other act, and may vote thereat to authorize, ratify or approve any such transaction, contract or other act with like force and effect as if he or any firm of which he is a member or any corporation of which is a shareholder, director or officer were not interested in such transaction, contract or other act.

                                   ARTICLE XIV
                  LIMITATION OF DIRECTOR AND OFFICER LIABILITY

     To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to)
directors, officers, employees and agents (and any other persons to which
Delaware law permits the Corporation to provide indemnification) through By-Law provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and

                                       10

advancement otherwise permitted by Section 145 of the GCL, subject only to limits created by applicable Delaware law (statutory or non-statutory).

     To the fullest extent permitted by applicable law, the directors of the
Corporation shall not be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of the GCL or any amendment thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, such director (1) shall have breached the director's duty of loyalty to the Corporation or its stockholders, (2) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law, or (3)
shall have derived an improper personal benefit. If the GCL is hereafter amended to authorize the further elimination or limitation of the liability of a director, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. To the fullest extent permitted by applicable law, each person who was or is made a party or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), including any appeal therefrom, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or a direct or indirect Subsidiary, or is or was serving at the request of the Corporation as a director or officer of another entity or enterprise, shall be indemnified and held harmless by the Corporation, and the Corporation shall advance all expenses incurred by any such person in defense of any such proceeding prior to its final determination, to the fullest extent authorized by the GCL. In any proceeding against the Corporation to enforce these rights, such person shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that such person has not met the standards of conduct for permissible indemnification set forth in the GCL. The rights to indemnification and advancement of expenses conferred by this Article XIV shall be presumed to have been relied upon by the directors and officers of the Corporation in serving or continuing to serve the
Corporation and shall be enforceable as contract rights. Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The Corporation may, upon written demand presented by a director or officer of the Corporation or of a direct or indirect Subsidiary, or by a person serving at the request of the Corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specified rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the GCL, as amended and in effect from time to time. If a claim under this Article XIV is not paid in full by the
Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the
Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce the right to be advanced expenses incurred in defending any proceeding prior to its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the GCL for the
Corporation to indemnify the claimant for the amount claimed, but the claimant shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proving that the claimant has not met the standards of conduct for permissible indemnification set forth in the GCL.

                                       11

     If the GCL is hereafter amended to permit the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment, the indemnification rights conferred by this
Article XIV shall be broadened to the fullest extent permitted by the GCL, as so amended.

     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss under the GCL.

     IN WITNESS WHEREOF, the undersigned, being the Chief Financial Officer,
Secretary and Treasurer of the Corporation, hereby certifies that the facts hereinafter stated are truly set forth, and accordingly executes this Second
Amended and Restated Certificate of Incorporation this ___ day of [December],
2005.

                               -----------------------------
                               (Signature)

                               Robert V. Cuddihy, Jr., Chief Financial Officer,
                               Secretary and Treasurer

                                       12

                                  EXHIBIT 99.2

                     SECOND AMENDED AND RESTATED BY-LAWS OF
                           NATIONAL AUTO CREDIT, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                   ARTICLE I.
                                     OFFICES

Section 1. REGISTERED OFFICE. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II.
                           FISCAL YEAR - STOCKHOLDERS

Section 1. FISCAL YEAR. The fiscal year of the Corporation shall commence on the first day of February each year and end on the last day of January unless changed from time to time by action of the Board of Directors.

Section 2. ANNUAL MEETING. The annual meeting of the stockholders for the election of directors and for the transaction of any other proper business, shall be held at such date and time during the first nine months of each calendar year as shall be determined by the Board of Directors. If no specific date is designated by the Board of Directors for the annual meeting, it shall be held on the fourth Tuesday in August of each year, if not a legal holiday under the laws of the State where such meeting is to be held and if a legal holiday under the laws of such State, then on the next succeeding business day not a legal holiday under the laws of such State.

Section 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise provided by statute or by the
Corporation's Certificate of Incorporation (the "Certificate of Incorporation"),
may be called at any time by the Chairman of the Board, the President, any Vice
President, or the Secretary, and shall be called by the President or Secretary at the request in writing of a majority of the directors or at the request in writing of stockholders holding in the aggregate a majority of the outstanding shares of the Corporation entitled to vote at any meeting of the stockholders.
Any such request shall state the purpose or purposes of the proposed meeting. If such officers shall fail to call such meeting within twenty (20) days after receipt of such request from the stockholders, any stockholder executing such request may call such meeting.

Section 4. PLACE OF MEETINGS. All meetings of the stockholders for the election of directors shall be held at such place either within or without the State of
Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of
Delaware, as shall be stated in the notice of such meeting.

                                       13

Section 5. NOTICE OF MEETINGS AND ADJOURNED MEETINGS; WAIVER. Written notice of the annual meeting or a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given to each stockholder entitled to vote at such meeting not less than ten
(10) nor more than fifty (50) days before the date of the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 6. STOCKHOLDERS' LIST. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder.
Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.
The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 7. QUORUM AND ADJOURNMENTS. At any meeting of the stockholders, except as otherwise provided by statute or by the Certificate of Incorporation, the holders of a majority of the issued and outstanding shares of each class of stock entitled to vote thereat, present in person or represented by proxy, shall be necessary and sufficient to constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting (except for adjournments of thirty (30) days or greater duration, for which notice need be provided), until a quorum shall be present or represented.

Section 8. VOTING. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the shares of stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, except for the election of directors, for which a plurality of the votes of shares shall suffice, and unless the question is one upon which by express provision of the Delaware General Corporation Law (the "GCL"), the
Certificate of Incorporation or these By-Laws a different vote is required, in which case such express provision shall govern and control the voting requirements for such question.

                                       14

Section 9. PROXIES. At each meeting of the stockholders, each stockholder shall, unless otherwise provided by the Certificate of Incorporation, be entitled to one vote in person or by proxy for each share of stock held which has voting power upon the matter in question, but no proxy shall be voted after three (3)
years from its date, unless the proxy provides for a longer period.

Section 10. PROCEDURES FOR ACTION BY WRITTEN CONSENT.

         10.1 Request for Record Date.

                  (a) The record date for determining stockholders entitled to express consent to corporate action in writing without a
                  meeting shall be as fixed by the Board of Directors or as
                  otherwise established under this Section 10.1. Any person
                  seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the
                  Corporation and signed by a stockholder of record, request that a record date be fixed for such purpose. The written
                  notice shall contain at a minimum the information set forth in
                  Section 10.1(b). Following receipt of the notice, the Board of
                  Directors shall have five (5) business days to determine the validity of the request. Following the determination of the validity of the request, the Board of Directors may fix a
                  record date for such purpose which shall be no more then five
                  (5) business days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If the Board of Directors fails within ten (10) business days after the Corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the
                  Corporation in the manner described in Section 10.3 below
                  unless prior action by the Board of Directors is required
                  under the GCL, in which event the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                  (b) Any stockholder's notice required by this Section 10.1 shall describe the action that the stockholder proposes to take by consent. For each such proposal, the notice shall set forth: (i) the text of the proposal (including the text of any resolutions to be effected by consent and the language of any proposed amendment to the ByLaws of the Corporation); (ii) the reasons for soliciting consents for the proposal; (iii) any material interest in the proposal held by the stockholder and the beneficial owner, if any, on whose behalf the action is to be taken; and (iv) any other information relating to the
                  stockholder, the beneficial owner, or the proposal that would be required to be disclosed in filings in connection with the solicitation of proxies or consents pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange
                  Act") and the rules and regulations promulgated thereunder. To the extent the proposed action by consent involves the
                  election of directors, the notice shall set forth as to each person whom the stockholder proposes to elect as a director:
                  (i) the name, age, business address and residence address of the person; (ii) the principal occupation and employment of the person; (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person; (iv) a statement as to whether the nominee would likely qualify, if elected, as an independent director with reference to the standards of independence set forth in Article III, Section 2 hereof; and (v) any other

                                       15

                  information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or
                  consents for the election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. In addition to the foregoing, the notice shall set forth as to the stockholder giving the notice and the
                  beneficial owner, if any, on whose behalf the notice is given:
                  (i) the name and address of such stockholder and of such
                  beneficial owner, as they appear on the Corporation's books;
                  (ii) the class and number of shares of capital stock of the
                  Corporation which are owned beneficially and of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and any other person or persons regarding the proposed action by consent; (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to (1) deliver a proxy statement and/or consent solicitation statement to holders of at least the percentage of the Corporation's outstanding capital stock required to effect the action by consent either to solicit consents or to solicit proxies to execute consents, and/or (2) otherwise
                  solicit proxies or consents from stockholders in support of the action to be taken by consent; and (v) any other
                  information relating to such stockholder that would be
                  required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of
                  proxies or consents relating to the proposed action by consent pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The Corporation may
                  require the stockholder of record and/or beneficial owner
                  requesting a record date for proposed stockholder action by consent to furnish such other information as it may reasonably require to determine the validity of the request for a record date.

         10.2 Form of Consent. Every written consent purporting to take or authorize the taking of corporate action and/or related revocations
         (each such written consent and related revocation is referred to in this Section 10 as a "Consent") shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated Consent delivered in the manner required by this Section 10.2, Consents signed by a sufficient number of stockholder to take such action are so delivered to the
         Corporation.

         10.3 Delivery of Consent. A Consent shall be delivered to the
         Corporation by delivery to its registered office in the State of
         Delaware or its principal place of business. Delivery shall be made by hand or by certified or registered mail, return receipt requested. In the event of the delivery to the Corporation of a Consent, the
         Secretary of the Corporation shall provide for the safe-keeping of such
         Consent and shall promptly conduct such ministerial review of the sufficiency of the Consents and of the validity of the action to be taken by stockholder consent as the Secretary deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board of
         Directors, the Secretary of the Corporation shall promptly designate two persons, who shall not be members of the Board of Directors, to serve as inspectors with respect to such Consent and such inspectors shall discharge the functions of the Secretary of the Corporation under this Section 10.3. If after such investigation, the Secretary or the inspectors (as the case may be) shall

                                       16

         determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by this Section 10.3, the Secretary or the inspectors (as the case may be) may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate to assist them, and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

         10.4 Effectiveness of Consent. No action by written consent without a meeting shall be effective until such date as the Secretary or the inspectors, as the case may be, certify to the Corporation that the consents delivered to the Corporation in accordance with Section 10.3 represent at least the minimum number of votes that would be necessary to take the corporate action.

         10.5 Challenge to Validity of Consent. Nothing contained in this
         Section 10 shall in any way be construed to suggest or imply that the
         Board of Directors or any stockholder shall not be entitled to contest the validity of any Consent, whether before or after such certificate by the Secretary or the inspectors, as the case may be, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

                                  ARTICLE III.
                               BOARD OF DIRECTORS

Section 1. NUMBER OF DIRECTORS. The number of directors constituting the entire
Board of Directors shall be no less than five (5) nor greater than nine (9), and no vacancy shall be deemed to exist in the Board of Directors unless the number of directors in office falls below five (5). No decrease in the number of directors shall shorten the term of any incumbent director. Directors may, but need not, be stockholders. Notwithstanding the foregoing, the size of the Board of Directors may be increased beyond nine (9) directors upon certification by the Independent Directors (as defined in Section 2 of this Article III) that exceptional circumstances (including, for example, the accommodation of an acquisition or financing transaction to which the Corporation is party at the time) require such an increase; provided, that under no circumstances may the size of the Board of Directors be increased to more than nine (9) directors prior to January 1, 2007.

Section 2. COMPOSITION OF THE BOARD OF DIRECTORS. A majority of the entirety of the Board of Directors shall be composed of "independent" Directors (such directors of the Corporation, the "Independent Directors"). For purposes of these By-Laws, a director is "independent" if such director is not (i) an officer or employee of the Corporation or its subsidiaries or (ii) any other individual having a relationship with the Corporation which, in the opinion of the Board of Directors, would interfere with such individual's exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this Section 2, the following persons shall not be considered independent:

         (a) a director who is, or at any time during the past three (3) years was, employed by the Corporation or by any parent or subsidiary of the
         Corporation;

                                       17

         (b) a director who is affiliated with any person entity, organization or group (as defined in Rule 13d-5 promulgated under the Exchange Act)
         that beneficially owns 20% or more of the Corporation's issued and outstanding common stock;

         (c) a director who accepted or whose spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home (each a "Family Member") accepted any payments from the Corporation or any parent or subsidiary of the Corporation in excess of $60,000 during any period of twelve consecutive months within the three (3) years preceding the determination of independence, other than the following:

                  (i) compensation for board or board committee service;

                  (ii) payments arising solely from investments in the
                  Corporation's securities;

                  (iii) compensation paid to a Family Member who is a
                  non-executive employee of the Corporation or a parent or
                  subsidiary of the Corporation;

                  (iv) benefits under a tax-qualified retirement plan, or
                  non-discretionary compensation;

                  (v) loans from a financial institution provided that the loans
                  (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (3) did not involve more than a normal degree of risk or other unfavorable factors, and
                  (4) were not otherwise subject to the specific disclosure
                  requirements of Regulation S-K, Item 404 promulgated by the
                  Securities and Exchange Commission (the "SEC");

                  (vi) payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (1) made in the ordinary course of business; (2) made on substantially the same terms as those prevailing at the time for comparable
                  transactions with the general public; and (3) not otherwise subject to the disclosure requirements of SEC Regulation S-K,
                  Item 404; or

                  (vii) loans permitted under Section 13(k) of the Exchange Act.

         (d) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Corporation or by any parent or subsidiary of the Corporation as an executive officer;

         (e) a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Corporation made, or from which the Corporation received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

                  (i) payments arising solely from investments in the
Corporation's securities; or

                                       18

                  (ii) payments under non-discretionary charitable contribution matching programs.

         (f) a director who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Corporation serve on the compensation committee of such other entity; or

         (g) a director who is, or has a Family Member who is, a current partner of the Corporation's outside auditor, or was a partner or employee of the Corporation's outside auditor who worked on the Corporation's audit at any time during any of the past three years.

Section 3. ELECTION OF DIRECTORS. The directors shall be elected at the annual meeting of stockholders, or if not so elected, at a special meeting of stockholders called for that purpose. Directors shall hold office for a term of one year and shall stand for election at each annual meeting of stockholders. At any meeting of stockholders at which directors are to be elected, only persons nominated as candidates shall be eligible for election, and the candidates receiving the greatest number of votes shall be elected. Nominations for the election of directors may be made by the Board of Directors. Nominations for election of directors may also be made by any stockholder entitled to vote for the election of directors, by notice in writing, delivered or mailed, postage prepaid, to the Secretary of the Corporation not less than fourteen (14) nor more than fifty (50) days prior to any meeting of the stockholders called for the election of directors. Each such notice shall set forth: (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation and employment of the nominee, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the nominee, and (iv) a statement as to whether the nominee would likely qualify, if elected, as an Independent Director with reference to the standards of independence set forth in Section 2 of this Article III. The chairman of the meeting at which directors are to be elected may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure and, if the chairman should so determine, the defective nomination shall be disregarded.

Section 4. VACANCIES. A resignation from the Board of Directors shall be deemed to take effect immediately or at such other time as a resigning director may specify. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have resigned, although less than a quorum, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. A director elected to fill a vacancy shall be elected to hold office until the next annual meeting of the stockholders of the Corporation and until a successor shall be duly elected or qualified or until his or her earlier death, resignation or removal.

Section 5. ANNUAL MEETING. After each annual election of directors by the stockholders, the Board of Directors may meet at the place where the stockholders meeting had been held for the purposes of organization, election of officers and transaction of other business. Notice of such meeting need not be given. Such meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the
Board of Directors or in a consent and waiver of notice thereof signed by all the directors.

                                       19

Section 6. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places (within or without the State of Delaware) and at such times as the Board of Directors shall by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at such place at the same hour and on the next succeeding business day not a legal holiday. Notice of regular meetings need not be given.

Section 7. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by the President or any Vice President, or by two directors. Notice of each such meeting shall be mailed to each director, addressed to such director at his or her residence or usual place of business, at least three (3) days before the day on which the meeting is to be held, or shall be sent to such director by telegraph, cable or wireless so addressed, or shall be delivered personally or by telephone, at least twenty-four (24) hours before the time the meeting is to be held. Each such notice shall state the time and place (within or without the State of Delaware) of the meeting but need not state the purposes thereof, except as otherwise provided by the GCL or by these
By-Laws. Notice of any meeting of the Board of Directors shall be deemed given to any director who shall be present at such meeting, and any meeting of the
Board of Directors shall be a legal meeting without any notice thereof having been given, if all of the directors then in office shall be present thereat.

Section 8. QUORUM. Except as otherwise provided by the GCL, the Corporation's
Certificate of Incorporation or by these By-Laws, a majority of the total number of directors (or the closest whole number thereto) shall be required to constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, unless otherwise specified in these By-Laws or in the
Corporation's Certificate of Incorporation, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be necessary for the adoption of any resolution or the taking of any other action.
In the absence of a quorum, the director or directors present may adjourn any meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

Section 9. ACTIONS REQUIRING APPROVAL OF INDEPENDENT DIRECTORS. The affirmative vote of a majority of the directors present at a meeting in which a quorum is present, which majority must include the affirmative vote of a majority of the
Independent Directors then in office, is required to approve the following corporate actions:

         (a) any transaction (except for routine day-to-day business matters, including, for example, the approval of expense reports and compensation issues for personnel other than employee-directors of the
         Corporation) between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other entity in which one or more of the
         Corporation's directors or officers are directors or officers or hold a controlling financial interest;

         (b) any transaction involving $350,000 or more of aggregate economic value (whether expenditure, incoming payment or otherwise) for the
         Corporation, regardless of the other party to the transaction; and

         (c) all senior executive compensation and severance arrangements.

                                       20

Section 10. TELEPHONE COMMUNICATIONS. Members of the Board of Directors or any
committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

Section 11. ACTION OF DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of
Directors or of such committee, as the case may be, consent thereto in writing and such written consent is filed with the minutes or proceedings of the Board of Directors or such committee.

Section 12. COMMITTEES OF THE BOARD.

         (a) Compensation and Stock Option Committee. The Board of Directors
         shall appoint a Compensation and Stock Option Committee, which shall consist solely of Independent Directors. The operation and responsibilities of the Compensation and Stock Option Committee shall be as set forth in a charter to be approved by the Board of Directors.

         (b) Audit Committee. The Board of Directors shall establish an Audit
         Committee, which shall consist solely of Independent Directors. The operation, qualification for membership and responsibilities of the
         Audit Committee shall be as set forth in a charter to be approved by the Board of Directors.

         (c) Corporate Governance and Nominating Committee. The Board of
         Directors shall establish a Corporate Governance and Nominating
         Committee, which shall consist solely of Independent Directors. The operation and responsibilities of the Corporate Governance and
         Nominating Committee shall be as set forth in a charter to be approved by the Board of Directors.

         (d) Other Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more other committees, each other committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of any such committee. Any such other committee, to the extent provided in the resolution, shall have and may exercise the powers of the Board of
         Directors in the management of the business and affairs of the
         Corporation, and may authorize the seal of the Corporation to be affixed to any papers which may require it; provided, however that no other such committee of the Board of Directors (nor the Compensation and Option Committee and the Audit Committee) shall have the power or authority to:

                  (i) amend the Certificate of Incorporation,

                  (ii) adopt an agreement of merger or consolidation,

                  (iii) recommend to the stockholders the sale, lease or
         exchange of all or substantially all of the Corporation's property and assets,

                  (iv) recommend to the stockholders a dissolution of the
         Corporation or a revocation of a dissolution, or

                  (v) amend these By-Laws.

                                       21

                  In the absence or disqualification of any member of such other committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such other committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each such committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

Section 13. COMPENSATION. Directors, as such, shall not receive any stated
salary for their services, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at such regular and special meeting of the Board of Directors or of any committee thereof; provided, however, that no non-employee director may receive in excess of $15,000 per annum (prorated for partial years of service) for any period of service on the Board of Directors prior to January 1, 2007, except that non-employee directors serving on the Audit Committee may receive up to an additional $10,000 (above and beyond the $15,000 per annum limit for service on the Board of Directors described heretofore) for service on such Committee.
Nothing herein contained shall be construed so as to preclude any non-Independent Director from serving the Corporation in any other capacity, or from serving any of its stockholders, subsidiaries or affiliated Corporations in any capacity, and receiving compensation therefor.

Section 14. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES.

         14. 1. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to become a director or officer of the
         Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful; except that in the case of an action or suit by or in the right of the
         Corporation to procure a judgment in its favor (a) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (b) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the

                                       22

         circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of
         Chancery or such other court shall deem proper.

                  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or in a manner in which he reasonably believed to be in or not opposed to the best interests of the
         Corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         14.2. Successful Defense. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 14.1 or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees)
         actually and reasonably incurred by him in connection therewith.

         14.3. Determination that Indemnification is Proper. Any indemnification of a director or officer of the Corporation under Section 14.1 (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Section 14.1. Any indemnification of an employee or agent of the Corporation under
         Section 14.1 (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 14.1. Any such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

         14.4. Advance Payment of Expenses. Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by this Section 14 of Article III. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

         14.5. Procedure for Indemnification of Directors and Officers. Any
         indemnification of a director or officer of the Corporation under
         Sections 14.1 and 14.2 or advance of costs, charges and expenses to a director or officer under Section 14.4, shall be made promptly, and in any event within thirty (30) days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this
         Section 14 of Article III is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the
         Corporation shall be deemed to have

                                       23

         approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty
         (30) days, the right to indemnification or advances as granted by this
         Section shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to
         indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 14.4 where the required undertaking, if any, has been received by the Corporation)
         that the claimant has not met the standard of conduct set forth in
         Section 14.1, but the burden of proving such defense shall be on the
         Corporation. Neither the failure of the Corporation (including its
         Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 14.1, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         14.6. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the
         Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the GCL are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit, or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

                  The indemnification provided by this Section 14 of Article III shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         14.7. Insurance. By action of the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section.

         14.8. Severability. If this Section 14 of Article III or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the
         Corporation

                                       24

          as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the
          Corporation, to the fullest extent permitted by any applicable portion of this Section 14 that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                   ARTICLE IV.
                                     NOTICES

Section 1. NOTICES. Whenever under the provisions of the GCL, the Certificate of
Incorporation or these By-Laws, notice is required to be given to any director or stockholder, it shall not be necessary that personal notice be given, and such notice may be given in writing, by mail, addressed to such director or stockholder, at such director or stockholder's address as it appears on the records of the Corporation or at his or her residence or usual place of business, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.
Notice to directors may also be given by telegraph, cable or wireless, and such notice shall be deemed to be given when the same shall be filed, or in person or by telephone, and such notice shall be deemed to be given when the same shall be delivered.

Section 2. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V.
                                    OFFICERS

Section 1. OFFICERS. The officers of the Corporation shall be a Chairman of the
Board, a President, one or more Vice Presidents, a Secretary, and a Treasurer.
Any two or more offices may be held by the same person.

Section 2. ELECTION OF OFFICERS. The officers shall be elected by the Board of
Directors and each shall hold office at the pleasure of the Board of Directors until a successor shall have been duly elected and qualified, until such officer's death, or until such officer resigns or has been removed in the manner hereinafter provided. Section 3. OTHER OFFICERS. In addition to the officers named in Section 1 of this Article V, the Corporation may have such other officers and agents as may be deemed necessary by the Board of Directors. Such other officers and agents shall be appointed in such manner, have such duties and hold their offices for such terms, as may be determined by resolution of the
Board of Directors.

Section 4. RESIGNATION. Any officer may resign at any time by giving written notice of resignation to the Board of Directors, to the President or to the
Secretary of the Corporation. Any such resignation shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5. REMOVAL. Any officer may be removed, either with or without cause, by action of the Board of Directors.

                                       25

Section 6. VACANCY. A vacancy in any office because of death, resignation, removal or any other cause shall be filled by the Board of Directors.

Section 7. CHAIRMAN OF THE BOARD. The Chairman of the Board shall be the Chief
Executive Officer of the Corporation, shall preside at all meetings of stockholders and of the Board of Directors, shall have general control and management of the business affairs and policies of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. Except where by law the signature of the President is required, the
Chairman of the Board shall possess the same power as the President to sign all certificates, contracts, and other instruments of the Corporation. During the absence or disability of the President, the Chairman of the Board shall exercise all the powers and discharge all of the duties of the President. The Chairman of the Board shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon the Chairman of the Board by the
Board of Directors.

Section 8. PRESIDENT. The President of the Corporation shall be the Chief
Operating Officer of the Corporation. During the absence or disability of the
Chairman of the Board, the President shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. The President shall possess power to sign all certificates, contracts and other instruments of the
Corporation. The President shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and of the Board of Directors. The
President shall perform all such other duties as are incident to the office of
President or are properly required by the Board of Directors.

Section 9. VICE PRESIDENT. In the event of the absence or disability of the
Chairman of the Board and the President, the Vice President, or, in case there shall be more than one Vice President, the Vice President designated by the
Board of Directors, shall perform all of the duties of the President, and when so acting, shall have all of the powers of, and be subject to all of the restrictions upon, the President. Except where by law the signature of the
President is required, each of the Vice Presidents shall possess the same power as the President to sign all certificates, contracts, obligations and other instruments of the Corporation. Any Vice President shall perform such other duties and may exercise such other powers as from time to time may be assigned by these By-Laws, by the Board of Directors or by the President.

Section 10. SECRETARY. The Secretary shall, if present, act as secretary of, and keep the minutes of, all the proceedings of the meetings of the stockholders and of the Board of Directors and of any committee of the Board of Directors in one or more books to be kept for that purpose; shall perform such other duties as shall be assigned by the President or the Board of Directors; and, in general, shall perform all duties incident to the office of Secretary.

Section 11. TREASURER. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of the duties of the Treasurer, in such sum and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in the books of the Corporation and shall have the care and custody of all funds and securities of the Corporation.
The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all transactions performed as Treasurer and shall perform such other duties as may be assigned by the Chairman of the Board or the
Board of Directors; and, in general, shall perform all duties incident to the office of Treasurer.

                                       26

Section 12. CONTROLLER. The Controller, if such office is created by the Board of Directors, shall be the Chief Financial Officer of the Corporation. The
Controller shall keep or cause to be kept all books of account and accounting records of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation. The Controller shall prepare or cause to be prepared appropriate financial statements for the Corporation and shall perform such other duties as may be assigned by the Chairman of the Board or the Board of Directors; and, in general, shall perform all duties incident to the office of Controller.

Section 13. SALARIES. The salaries of the officers shall be fixed from time to time by the Compensation and Stock Option Committee of the Board of Directors
and approved by the entire Board of Directors, including a majority of the
Independent Directors. Nothing contained herein shall preclude any officer from serving the Corporation in any other capacity, including that of director, or from serving any of the Corporation's stockholders, subsidiaries or affiliated
Corporations in any capacity and receiving proper compensation therefor.

                                   ARTICLE VI.
                          LOANS, CHECKS, DEPOSITS, ETC.

Section 1. GENERAL. All checks, drafts, bill of exchange or other orders for the payment of money, issued in the name of the Corporation, shall be signed by such person or persons and in such manner as may from time to time be designated by the Board of Directors, which designation may be general or confined to specific instances.

Section 2. LOANS AND EVIDENCES OF INDEBTEDNESS. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors. Such authorization may be general or confined to specific instances. Loans so authorized by the Board of
Directors may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, Corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors shall authorize. When so authorized by the Board of
Directors any part of or all the properties, including contract rights, assets, business or good will, of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

Section 3. BANKING. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may authorize.
The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation shall be endorsed, assigned and delivered by such person or persons and in such manner as may from time to time be authorized by the Board of Directors.

Section 4. SECURITIES HELD BY THE CORPORATION. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the
President or any Vice President may

                                       27

from time to time appoint an attorney or attorneys, or an agent or agents, to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other Corporation to vote or to consent in respect of such stock or other securities. The Chairman of the Board, the President, or any Vice President may
instruct the person or persons so appointed as to the manner of exercising such powers and rights, and the Chairman of the Board, the President, or any Vice
President may execute or cause to be executed in the name and on behalf of the
Corporation and under its corporate seal, or otherwise, all such written proxies, powers of attorney or other written instruments as the Chairman of the
Board, the President, or any Vice President may deem necessary in order that the
Corporation may exercise such powers and rights.

                                  ARTICLE VII.
                            SHARES AND THEIR TRANSFER

Section 1. SHARE CERTIFICATES. Every stockholder shall be entitled to have a certificate certifying the number of shares of stock of the Corporation owned by him, signed by, or in the name of the Corporation by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant
Treasurer, or the Secretary or an Assistant Secretary of the Corporation (except that when any such certificate is countersigned by a transfer agent other than the Corporation or its employee of by a registrar other than the Corporation or its employee the signatures of any such officers may be facsimiles). If the
Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except in the case of restrictions on transfers of securities which are required to be noted on the certificate, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 2. LOST, STOLEN OR DESTROYED CERTIFICATES. The Board of Directors may
direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the
Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 3. TRANSFERS. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                                       28

Section 4. RECORD DATES. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be less than ten (10) days nor more than sixty (60) days prior to such meeting or to any such other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of
Directors must fix a new record date for an adjourned meeting that is reconvened
30 days or more after the original meeting date.

Section 5. PROTECTION OF CORPORATION. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                  ARTICLE VIII.
                                 CORPORATE SEAL

The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or may be used in any other lawful manner.

                                   ARTICLE IX.
                                  MISCELLANEOUS

Except as otherwise provided herein, these By-Laws may be altered, added to, amended or repealed as follows: (a) at any meeting of the stockholders by affirmative vote of 80% of the outstanding shares of each class of stock outstanding and entitled to vote thereat, provided notice of the proposed alteration, addition, amendment or repeal shall have been given in the notice of such meeting; or (b) by the Board of Directors. Any By-Law adopted by the Board of Directors may be amended or repealed by the stockholders, as provided in this
Section.

Dated as of: November 4, 2005

                                       29